SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, For Use of the
Commission Only (as
☐ Definitive Proxy Statement		permitted by Rule 14a‑6(e)(2))

☒ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a‑12

Blue Chip Value Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒      No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Blue Chip Value Fund, Inc.
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD
ON FRIDAY, MAY 1, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/blu

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2009 to facilitate timely delivery.

Dear Blue Chip Value Fund, Inc. Stockholder:

The 2009 Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the “Fund”) will be held at the offices of Denver Investments, 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, on Friday, May 1, 2009, at 11:00 a.m. (Mountain time).

The purpose of the Annual Meeting is to consider and act upon the following proposals:

(1) To elect two (2) Class III directors to serve until the Annual Meeting of Stockholders in the year 2012 and until the election and qualification of their successors.

(2) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2009.

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 6, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Nancy P. O'Hara
Secretary

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:
     Denver Investments
     1225 Seventeenth Street, 26th Floor
     Denver, CO 80202

The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/blu the Fund's 2009 Proxy Statement;

  the Proxy Card;

  the Fund's Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

  any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials or to make an election to receive paper or e-mail copies of the
Fund's future proxy materials, (you must reference your 11-digit control number)
     Telephone:    1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
     Email:          shrrelations@bnymellon.com
     Internet:        http://bnymellon.mobular.net/bnymellon/blu

ACCESSING YOUR PROXY MATERIALS ONLINE

     YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Blue Chip Value Fund, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/blu

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above Web site. After you have read the proxy statement, on the top right hand side of the Web site click on “Vote Now” to access the electronic proxy card and vote your shares.